TAMARACK FUNDS TRUST

Tamarack Government Income Fund
Tamarack Quality Fixed Income Fund
Tamarack Tax-Free Income Fund
Tamarack North Carolina Tax-Free Bond Fund

Supplement dated December 21, 2004
to the Class A, Class C, Class R, Class S and Class I
Fixed Income Funds Prospectus dated April 16, 2004

The Board of Trustees has voted to close Tamarack North Carolina Tax-Free Bond Fund (the “Fund”) to new investments, effective December 21, 2004, and adopted a plan to liquidate the Fund on or before January 31, 2005 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its shareholders of record as of the close of business on that date the remaining assets of the Fund in complete and full cancellation and redemption of all of the outstanding shares of the Fund, except for cash and cash equivalents deemed necessary to discharge existing unpaid liabilities or contingent liabilities of the Fund. Proceeds will be sent to shareholders of record shortly thereafter. In other words, investors who are shareholders of the Fund on the Liquidation Date will receive cash proceeds equal to the net asset value of their account in the Fund calculated on that date. Thereafter, the Fund will be dissolved and will cease to exist as a series of Tamarack Funds Trust.

The Board determined that the liquidation is in the best interests of the Fund and its shareholders because, in the view of the Fund’s investment adviser, a view in which the Board concurs, the Fund is unlikely to grow sufficiently to enable it to benefit from economies of scale that are available to larger funds. In making this determination, the Board considered that, despite efforts of the Fund’s distributor, sales of the Fund’s shares have been limited and, consequently, the Fund’s assets have been slow to increase. Based upon the apparent lack of demand for the Fund, the Fund’s adviser and distributor, along with the Board, do not anticipate that the Fund will grow significantly from its current size in the foreseeable future.